UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 5, 2006
Date of Report (date of earliest event reported)
NATIONAL DENTEX CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number 000-23092

MASSACHUSETTS	04-2762050
(State or Other	(I.R.S. Employer
Jurisdiction of	Identification No.)
Incorporation or
Organization)

526 Boston Post Road,
Wayland, MA	01778
(Address of Principal
Executive Offices)	(Zip Code)
(508) 358-4422
(Registrant’s Telephone No., including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On October 5, 2006, National Dentex Corporation (“we” or “National Dentex”) acquired Keller Group, Incorporated (“Keller”), a privately-held Missouri corporation that operates a dental laboratory business with production facilities in both St. Louis, Missouri and Louisville, Kentucky, and sales offices in Kansas City, Missouri and Indianapolis, Indiana. We filed a Current Report on Form 8-K on October 6, 2006 regarding this acquisition.
At that time, we indicated that, in accordance with Instruction 5 of Item 2.01 and Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, we intended to amend our filing on Form 8-K on or before December 22, 2006, which is the date 71 calendar days after October 12, 2006, the date by which our initial report on Form 8-K regarding our acquisition of Keller was required to be filed so as to include the information required under Item 9.01(a) (Financial Statements of Businesses Acquired) and Item 9.01(b) (Pro Forma Financial Information).
Accordingly, this Form 8-K/A amends the Current Report on Form 8-K that we filed on October 6, 2006 to include Item 9.01(a) (Financial Statements of Businesses Acquired), Item 9.01(b) (Pro Forma Financial Information) and Item 9.01(d) (Exhibits).
Item 2.01 Completion of Acquisition or Disposition of Assets.
In accordance with Instruction 5 of Item 2.01 and Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, National Dentex hereby amends its Current Report on Form 8-K as filed on October 6, 2006 to include the information required under Item 9.01(a) (Financial Statements of Businesses Acquired) and Item 9.01(b) (Pro Forma Financial Information).
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
In accordance with Item 9.01(a)(4), National Dentex hereby amends its Current Report on Form 8-K as filed on October 6, 2006 to submit the financial statements of the acquired business, Keller Group, Incorporated, which are submitted at the end of this Amendment to Current Report on Form 8-K/A, and are filed herewith and incorporated herein by reference.

Page
Financial Statements

Audited Financial Statements of Keller Group, Incorporated	1
(b) Pro Forma Financial Information
In accordance with Item 9.01(b)(2), National Dentex hereby amends its Current Report on Form 8-K as filed on October 6, 2006 to submit pro forma financial information of National Dentex Corporation and the acquired business, Keller Group, Incorporated, which is submitted at the end of this Amendment to Current Report on Form 8-K/A, and is filed herewith and incorporated herein by reference.
Pro Forma Financial Information

National Dentex Corporation and Keller Group, Incorporated Unaudited Pro Forma Condensed Consolidated Financial Statements	16
(d) Exhibits

10.1	Stock Purchase Agreement, by and between National Dentex Corporation, William G. Keller, and Thomas A. Keller, dated October 5, 2006. Previously filed.

23.1	Consent of Stone Carlie & Company, L.L.C. Filed herewith.

99.1	Press release of National Dentex Corporation, dated October 6, 2006. Previously filed.

KELLER GROUP, INCORPORATED
AND AFFILIATES
St. Louis, Missouri
FINANCIAL STATEMENTS WITH
SUPPLEMENTAL INFORMATION AND
INDEPENDENT AUDITORS’ REPORT
YEARS ENDED
DECEMBER 31, 2005 AND 2004

Contents

Page
Independent Auditors’ Report	1

Consolidated Financial Statements

Consolidated Balance Sheets	2-3

Consolidated Statements of Income	4

Consolidated Statements of Changes in Stockholders’ Equity	5

Consolidated Statements of Cash Flows	6

Notes to Consolidated Financial Statements	7-12

Supplemental Information

Consolidating Balance Sheets	14

Consolidating Statements of Income	15

INDEPENDENT AUDITORS’ REPORT
Board of Directors
Keller Group, Incorporated and Affiliates
St. Louis, Missouri
We have audited the accompanying consolidated balance sheets of Keller Group, Incorporated and Affiliates as of December 31, 2005 and 2004, and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of the internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Keller Group, Incorporated and Affiliates at December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information on pages 14 and 15 is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position and results of operations of the individual companies. Such information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.
January 27, 2006

101 South Hanley Road t Suit 800 t St. Louis, Missouri 63105-3406	Phone 314-889-1100 t Fax 314-889-1101 t www.stonecarlie.com

KELLER GROUP, INCORPORATED AND AFFILIATES
CONSOLIDATED BALANCE SHEETS

ASSETS

	December 31,
	2005	2004
CURRENT ASSETS
Cash and cash equivalents	$152,293	$484,898
Investments	272,932	284,667
Accounts and notes receivable, net of allowance for doubtful accounts of $18,810 and $31,011 at December 31, 2005 and 2004, respectively	1,717,242	1,616,855
Inventories	248,956	230,725
Prepaid expenses	85,784	102,993

TOTAL CURRENT ASSETS	2,477,207	2,720,138

EQUIPMENT AND LEASEHOLD IMPROVEMENTS
Computer equipment and software	458,650	585,394
Laboratory equipment	1,656,296	1,595,420
Office equipment	305,609	309,868
Leasehold improvements	1,023,043	1,017,207

	3,443,598	3,507,889
Less accumulated depreciation and amortization	2,005,268	1,821,039

	1,438,330	1,686,850

OTHER ASSETS
Due from stockholders	—	166,215
Other	31,178	28,021

	31,178	194,236

	$3,946,715	$4,601,224

The accompanying notes are an integral part of these financial statements.	Page 2

101 South Hanley Road t Suit 800 t St. Louis, Missouri 63105-3406	Phone 314-889-1100 t Fax 314-889-1101t www.stonecarlie.com

KELLER GROUP, INCORPORATED AND AFFILIATES
CONSOLIDATED BALANCE SHEETS
(Continued)
LIABILITIES AND STOCKHOLDERS’ EQUITY

	December 31,
	2005	2004
CURRENT LIABILITIES
Current maturities of long-term debt	$134,493	$195,714
Note payable — bank	824,505	1,140,000
Accounts payable	489,150	355,028
Accrued expenses	425,122	347,898

TOTAL CURRENT LIABILITIES	1,873,270	2,038,640

LONG-TERM DEBT, Less current maturities	912,852	1,119,377

DEFERRED COMPENSATION	438,312	387,335

STOCKHOLDERS’ EQUITY
Common stock — $1 par value; 500 shares authorized; 300 shares issued; 200 and 233 outstanding at December 31, 2005 and 2004, respectively	200	233
Retained earnings	2,524,854	2,307,549
Accumulated other comprehensive loss	(137,073)	(128,177)

	2,387,981	2,179,605

Less cost of 100 and 67.5 shares of treasury stock at December 31, 2005 and 2004, respectively	1,665,900	1,123,933

	722,081	1,055,672

Members’ equity	200	200

	722,281	1,055,872

	$3,946,715	$4,601,224

The accompanying notes are an integral part of these financial statements.	Page 3

101 South Hanley Road t Suit 800 t St. Louis, Missouri 63105-3406	Phone 314-889-1100 t Fax 314-889-1101 t www.stonecarlie.com

KELLER GROUP, INCORPORATED AND AFFILIATES
CONSOLIDATED STATEMENTS OF INCOME

	Years Ended December 31,
	2005		2004
		% of Net		% of Net
	Amount	Sales	Amount	Sales
NET SALES	$16,943,648	100.0	$16,758,553	100.0

COST OF GOODS SOLD	9,934,453	58.6	9,800,383	58.5

GROSS PROFIT	7,009,195	41.4	6,958,170	41.5

OPERATING EXPENSES
Selling	2,974,338	17.6	3,169,198	18.9
General and administrative	3,292,740	19.4	3,414,676	20.4

	6,267,078	37.0	6,583,874	39.3

INCOME FROM OPERATIONS	742,117	4.4	374,296	2.2

OTHER INCOME (EXPENSE)
Interest expense	(150,456)	(0.9)	(136,024)	(0.8)
Interest income	8,003	—	7,770	—
Miscellaneous income (expense), net	10,066	0.1	63,294	0.4

	(132,387)	(0.8)	(64,960)	(0.4)

NET INCOME	$609,730	3.6	$309,336	1.8

The accompanying notes are an integral part of these financial statements.	Page 4

KELLER GROUP, INCORPORATED AND AFFILIATES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
Years Ended December 31, 2005 and 2004

	KELLER GROUP, INCORPORATED					124 LARKIN WILLIAMS, LLC
				Accumulated
				Other			Total
	Common Stock		Retained	Comprehensive	Treasury	Members’	Stockholders’	Comprehensive
	Shares	Amount	Earnings	Income (Loss)	Stock	Equity	Equity	Income
BALANCE, December 31, 2003	249	$249	$2,107,318	($145,330)	($848,949)	$200	$1,113,488

Net income for 2004	—	—	309,335	—	—	—	309,335	$309,335

Stock redemption	(16)	(16)	—	—	(274,984)	—	(275,000)	—

Distributions to stockholders	—	—	(109,104)	—	—	—	(109,104)	—

Other comprehensive income:

Unrealized gain on investments	—	—	—	17,153	—	—	17,153	17,153

Total comprehensive income								$326,488

	KELLER GROUP, INCORPORATED					124 LARKIN WILLIAMS, LLC
				Accumulated
				Other			Total
	Common Stock		Retained	Comprehensive	Treasury	Members’	Stockholders’	Comprehensive
	Shares	Amount	Earnings	Income (Loss)	Stock	Equity	Equity	Income
BALANCE, December 31, 2004	233	233	2,307,549	(128,177)	(1,123,933)	200	1,055,872

Net income for 2005	—	—	609,730	—	—	—	609,730	$609,730

Stock redemption	(33)	(33)	—	—	(541,967)	—	(542,000)	—

Distributions to stockholders	—	—	(392,425)	—	—	—	(392,425)	—

Other comprehensive income (loss):

Unrealized loss on investments	—	—	—	(8,896)	—	—	(8,896)	(8,896)

Total comprehensive income								$600,834

BALANCE, December 31, 2005	200	$200	$2,524,854	($137,073)	($1,665,900)	$200	$722,281

The accompanying notes are an integral part of these financial statements.	Page 5

KELLER GROUP, INCORPORATED AND AFFILIATES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$609,730	$309,335
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	355,942	372,734
Allowance for doubtful accounts	(12,201)	10,654
Loss on sale of investments	2,832	6,968
Loss on sale/disposition of equipment and leasehold improvements	1,977	1,168
Deferred compensation	71,412	29,307
(Increase) decrease in operating assets:
Accounts and notes receivable	(88,186)	(117,463)
Inventories	(18,231)	17,224
Prepaid expenses	17,209	(26,076)
Other assets	(3,157)	4,366
Increase (decrease) in operating liabilities:
Accounts payable	134,122	10,464
Accrued expenses	56,789	(219,768)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,128,238	398,913

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of equipment and leasehold improvements	(109,399)	(179,447)
Purchases of investments	62,730	(119,994)
Proceeds from sale of investments	(62,723)	144,994
Due from stockholders	166,215	(121,220)

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	56,823	(275,667)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from revolving lines of credit borrowings	7,941,505	8,368,521
Payments made on revolving lines of credit	(8,257,000)	(7,694,074)
Principal payments made on long-term debt	(267,746)	(228,941)
Distributions to stockholders	(392,425)	(109,104)
Stock redemption	(542,000)	(275,000)

	Years Ended December 31,
	2005	2004
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(1,517,666)	61,402

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(332,605)	184,648

CASH AND CASH EQUIVALENTS, Beginning of year	484,898	300,250

CASH AND CASH EQUIVALENTS, End of year	$152,293	$484,898

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$150,456	$138,145

The accompanying notes are an integral part of these financial statements.	Page 6

KELLER GROUP, INCORPORATED AND AFFILIATES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 AND 2004

NOTE 1 -	OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations

Keller Group, Incorporated and Affiliates (the Company) is a manufacturer of dental prosthetics whose primary customers are dentists located throughout the United States. The Company has operations in Missouri, Kentucky and Indiana.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company, its wholly owned subsidiaries, and 124 Larkin Williams, LLC (Larkin Williams), a company related through common ownership. Larkin Williams was organized for the primary purpose of leasing office space and laboratory facilities to Keller Group, Incorporated. Larkin Williams is a variable interest entity, as defined by FASB Interpretation No. 46, “Consolidation of Variable Interest Entities.” As such, the assets, liabilities and results of operations are consolidated in the accompanying consolidated financial statements.

All significant intercompany investments, transactions and account balances have been eliminated in consolidation.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.

Cash balances maintained by the Company at banks are insured by the Federal Deposit Insurance Corporation up to $100,000 per institution. Periodically, cash balances are in excess of the $100,000 insured limit.

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Invoices are considered past due once they are over thirty days old. Management provides for probable uncollectible amounts through a charge to earnings and a credit to the allowance for doubtful accounts based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. Changes in the allowance for doubtful accounts have not been material to the financial statements.

KELLER GROUP, INCORPORATED AND AFFILIATES

NOTE 1 -	OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments

Investments are classified as available-for-sale and carried at market value. Unrealized gains and losses on investments are based on the difference between adjusted book value and the fair value of each security. Unrealized gains and losses are reported in accumulated other comprehensive income, an element of stockholders’ equity. Realized gains and losses on dispositions of marketable securities are based on the net proceeds from sale and the adjusted book value of the securities sold, using the specific identification method. Realized gains and losses are reported in earnings.

Inventories

Inventories, which consist primarily of raw materials, are valued at the lower of cost or market under the first-in-first-out method.

Equipment and Leasehold Improvements

Equipment and leasehold improvements are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using straight-line and accelerated methods over the estimated useful lives of the assets.

Advertising Expense

Advertising costs are charged to expense during the year in which they are incurred. Advertising expense totals $670,293 and $403,508 for the years ended December 31, 2005 and 2004, respectively.

Shipping and Handling Costs

Shipping and handling costs are included in cost of goods sold in the statements of income.

Income Taxes

The Company is an S corporation and is generally not subject to federal and state income taxes. Instead, the stockholders are individually liable for income taxes on the Company’s taxable income. Accordingly, a provision for income taxes has not been included in these financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

KELLER GROUP, INCORPORATED AND AFFILIATES

NOTE 2 -	INVESTMENTS
     Investments at December 31, 2005 and 2004 consist of the following:

	December 31, 2005
		Gross	Gross
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Money market	$18,569	—	($320)	$18,249
Mutual funds	133,091	—	(37,809)	95,282
Marketable equity securities	240,345	—	(98,944)	141,401
Fixed income	18,000	—	—	18,000

	$410,005	—	($137,073)	$272,932

	December 31, 2004
		Gross	Gross
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Money market	$4,330	—	($220)	$4,110
Mutual funds	141,137	—	(51,436)	89,701
Marketable equity securities	244,702	—	(76,521)	168,181
Fixed income	22,675	—	—	22,675

	$412,844	—	($128,177)	$284,667

NOTE 3 -	NOTE PAYABLE – BANK
     Note payable — bank at December 31, 2005 and 2004 consists of the following:

	December 31,
	2005	2004
$1,500,000 revolving line of credit agreement; secured by accounts receivable, inventory, equipment and vehicles; guaranteed by the Company stockholders; interest payable monthly at corporate base rate (8% at December 31, 2005); due May 31, 2006.	$824,505	—

$1,200,000 revolving line of credit agreement; secured by accounts receivable, inventory, equipment and vehicles; guaranteed by the Company stockholders; interest payable monthly at corporate base rate (6% at December 31, 2004); due July 6, 2005.	—	$1,140,000

	$824,505	$1,140,000

KELLER GROUP, INCORPORATED AND AFFILIATES

NOTE 4 -	LONG-TERM DEBT

Long-term debt at December 31, 2005 and 2004 consists of the following:

	December 31,
	2005	2004
Note payable to bank; secured by accounts receivable, inventory, equipment and vehicles; guaranteed by the Company stockholders; payable in monthly installments of $9,910, including interest at corporate base rate plus ..5% (7.75% at December 31, 2005); due March 2008.	$651,810	$786,063

Note payable to bank; secured by accounts receivable, inventory, equipment and vehicles; payable in monthly installments of $5,541, including interest at corporate base rate plus .5% (7.75% at December 31, 2005); due May 2008.	388,081	446,025

Promissory note due to Carey Keller, a related party; unsecured; payable in monthly installments of $1,511, including interest at 5.5% per annum; due May 2006.	7,454	24,652

Note payable to bank; secured by accounts receivable, inventory, equipment and vehicles; payable in monthly installments of $8,333, plus interest at corporate base rate (5.25% at December 31, 2004); due July 2005.	—	58,351

	1,047,345	1,315,091
Less current maturities	134,493	195,714

	$912,852	$1,119,377

The scheduled maturities of long-term debt at December 31, 2005 are as follows:

Year	Amount
2006	$134,493
2007	134,307
2008	778,545

$1,047,345

The Company is required to maintain a minimum current ratio and a maximum debt/equity ratio under the terms of several of its note payable and revolving line of credit agreements with the bank.

KELLER GROUP, INCORPORATED AND AFFILIATES

NOTE 5 -	LEASES

The Company leases office space, laboratory facilities, vehicles and equipment under non-cancellable operating leases expiring on various dates through December 2012. Two leases relating to office space and laboratory facilities can be extended at the option of the Company for two successive 60-month terms. One lease relating to office space and laboratory facilities is secured by a $140,000 irrevocable letter of credit. The letter of credit is reduced annually and is no longer required after December 2008.

The future minimum lease payments due under non-cancellable operating leases at December 31, 2005 are as follows:

Total
Year	Amounts
2006	$764,881
2007	675,451
2008	637,413
2009	593,295
2010	524,527
Thereafter	1,153,530

$4,349,097

Total rent expense amounts to $640,761 and $601,216 for the years ended December 31, 2005 and 2004, respectively.

NOTE 6 -	NON-CASH TRANSACTIONS

In 2004, the Company had an arrangement with another company whereby it received credit against future inventory purchases in exchange for the scrap gold generated during its manufacturing process. The Company received credit against inventory purchases totaling $84,911 for the year ended December 31, 2004.

NOTE 7 -	DEFERRED COMPENSATION PLAN

The Company is obligated under certain agreements to provide deferred compensation benefits to several officers and key employees upon the occurrence of certain events including retirement, disability and death, and the satisfaction of certain vesting provisions including service and age requirements. The deferred compensation liability of $438,312 and $387,335 at December 31, 2005 and 2004, respectively, represents the total deferred compensation benefits that have been earned by the officers and key employees under the terms of their respective agreements. Deferred compensation expense is $50,977 and $29,307 for the years ended December 31, 2005 and 2004, respectively.

KELLER GROUP, INCORPORATED AND AFFILIATES

NOTE 8 -	BENEFIT PLAN

The Company has a defined contribution plan for employees who have met certain service and age requirements. Participants may make contributions to the plan of up to 15% of compensation, subject to certain limitations specified by the Internal Revenue Service. The plan provides for the Company to make discretionary and matching contributions. Currently, the Company matching contribution equals 33% of the first 6% of compensation that participants contribute to the plan. Company contributions to the plan total $109,671 and $118,433 for the years ended December 31, 2005 and 2004, respectively.

NOTE 9 -	STOCK REPURCHASE AGREEMENTS

Under the terms of a Stock Repurchase Agreement with its stockholders, the Company is required to purchase all of the shares owned by a stockholder upon the cessation of his employment with the Company for a reason other than retirement, disability and death. The Company will purchase the shares at an agreed upon value as defined by the agreement.

An amount equal to 20% of the purchase price will be paid within 30 days of the cessation of the stockholder’s employment, with the remaining 80% paid in 120 equal consecutive monthly installments. The agreement also provides for the Company to have the first option to purchase shares offered for sale by its stockholders at an agreed upon value as defined by the agreement.

On January 1, 2002, the Company entered into a new Stock Purchase Agreement with one of its stockholders to redeem his shares of common stock for $1,666,000 over a five-year period. In 2005, the stockholder redeemed his remaining shares for $542,000.

SUPPLEMENTAL INFORMATION

KELLER GROUP, INCORPORATED AND AFFILIATES
CONSOLIDATING BALANCE SHEETS

	December 31, 2005
	Keller	Keller Laboratories,		Eliminating/
	Group,	Incorporated		Reclassification		124 Larkin		December 31,
	Incorporated	Midwest	Southeast	Entries	Total	Williams, LLC	Consolidated	2004
Current Assets
Cash and cash equivalents	$74,878	$8,470	—	—	$83,348	$68,945	$152,293	$484,898
Investments	272,932	—	—	—	272,932	—	272,932	284,667
Accounts and notes receivable, net	1,688,210	29,030	—	—	1,717,240	—	1,717,242	1,616,855
Due from affiliates	—	5,168,814	—	$5,280,160	(111,346)	111,348	—	—
Inventories	—	174,332	$74,624	—	248,956	—	248,956	230,725
Prepaid expenses	34,122	37,400	10,812	—	82,334	3,450	85,784	102,993

Total Current Assets	2,070,142	5,418,046	85,436	5,280,160	2,293,464	183,743	2,477,207	2,720,138

Equipment and Leasehold Improvements, Net	165,140	567,701	69,946	—	802,787	635,543	1,438,330	1,686,850
Investment in Subsidiaries	374,190	—	—	374,190	—	—	—	—
Other	54,333	2,000	4,845	30,000	31,178	—	31,178	194,236

	593,663	569,701	74,791	404,190	833,965	635,543	1,469,508	1,881,086

Total Assets	$2,663,805	$5,987,747	$160,227	$5,684,350	$3,127,429	$819,286	$3,946,715	$4,601,224

Current Liabilities
Current maturities of long-term debt	$52,608	—	—	—	$52,608	$81,885	$134,493	$195,714
Notes payable — bank	824,505	—	—	—	824,505	—	824,505	1,140,000
Due to affiliates	5,227,465	—	$52,695	$5,280,160	—	—	—	—

	December 31, 2005
	Keller	Keller Laboratories,		Eliminating/
	Group,	Incorporated		Reclassification		124 Larkin		December 31,
	Incorporated	Midwest	Southeast	Entries	Total	Williams, LLC	Consolidated	2004
Accounts payable	455,319	$33,574	257	—	489,150	—	489,150	355,028
Accrued expenses	263,499	105,271	35,917	—	404,687	20,435	425,122	347,898

Total Current Liabilities	6,823,396	138,845	88,869	5,280,160	1,770,950	102,320	1,873,270	2,038,640

Long-Term Liabilities
Long-term debt, less current maturities	342,926	—	—	—	342,926	569,926	912,852	1,119,377
Deferred compensation	236,246	137,611	64,455	—	438,312	—	438,312	387,335
Other	—	—	—	30,000	(30,000)	30,000	—	—

Total Long-Term Liabilities	579,172	137,611	64,455	30,000	751,238	599,926	1,351,164	1,506,712

Total Liabilities	7,402,568	276,456	153,324	5,310,160	2,522,188	702,246	3,224,434	3,545,352

Stockholders’ Equity (Deficit)
Common stock	200	800	10,000	10,800	200	—	200	233
Additional paid-in capital	—	25,390	—	25,390	—	—	—	—
Retained earnings (deficit)	(2,935,990)	5,685,101	(3,097)	338,000	2,408,014	116,840	2,524,854	2,307,549
Accumulated other comprehensive loss	(137,073)	—	—	—	(137,073)	—	(137,073)	(128,177)
Treasury stock	(1,665,900)	—	—	—	(1,665,900)	—	(1,665,900)	(1,123,933)
Members’ equity	—	—	—	—	—	200	200	200

Total Stockholders’ Equity (Deficit)	(4,738,763)	5,711,291	6,903	374,190	605,241	117,040	722,281	1,055,872

Total Liabilities and Stockholders’ Equity	$2,663,805	$5,987,747	$160,227	$5,684,350	$3,127,429	$819,286	$3,946,715	$4,601,224

KELLER GROUP, INCORPORATED AND AFFILIATES
CONSOLIDATING STATEMENTS OF INCOME

	Year Ended December 31, 2005
	Keller	Keller Laboratories,		Eliminating/			Eliminating/		Year Ended
	Group,	Incorporated		Reclassification		124 Larkin	Reclassification		December 31,
	Incorporated	Midwest	Southeast	Entries	Total	Williams, LLC	Entries	Consolidated	2004
Net Sales	—	$13,681,094	$3,262,554	—	$16,943,648	$703,379	$703,379	$16,943,648	$16,758,553

Cost of Sales	—	8,168,806	1,806,687	—	9,975,493	662,339	703,379	9,934,453	9,800,383

Gross Profit	—	5,512,288	1,455,867	—	6,968,155	41,040	—	7,009,195	6,958,170

Operating Expenses
Selling	$505,044	2,143,931	325,363	—	2,974,338	—	—	2,974,338	3,169,198
General and administrative	2,272,617	699,131	320,182	—	3,291,930	810	—	3,292,740	3,414,676
Corporate allocation	(2,832,559)	2,276,532	556,027	—	—	—	—	—	—

Total Operating Expenses	(54,898)	5,119,594	1,201,572	—	6,266,268	810	—	6,267,078	6,583,874

Income From Operations	54,898	392,694	254,295	—	701,887	40,230	—	742,117	374,296

Other Income (Expense)	(54,898)	(27,746)	(70)	—	(82,714)	(49,673)	—	(132,387)	(64,960)

Net Income	—	$364,948	$254,225	—	$619,173	($9,443)	—	$609,730	$309,336

NATIONAL DENTEX CORPORATION
& KELLER GROUP, INCORPORATED
UNAUDITED PRO FORMA STATEMENTS OF INCOME
FOR THE YEAR ENDED
DECEMBER 31, 2005 AND THE NINE MONTHS ENDED SEPTEMBER, 30 2006 AND 2005

Contents

Unaudited Pro Forma Statement of Income for the year ended December 31, 2005	17

Unaudited Pro Forma Statement of Income for the nine months ended September 30, 2005	18

Unaudited Pro Forma Statement of Income for the nine months ended September 30, 2006	19

NATIONAL DENTEX CORPORATION
UNAUDITED PRO FORMA STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005
The following unaudited pro forma statement of income for the year ended December 31, 2005 has been prepared in accordance with principles generally accepted in the United States to give effect to the October 5, 2006 acquisition of Keller Group, Incorporated as if the transaction occurred on January 1, 2005. The pro forma statement of income combines the results of operations of National Dentex Corporation for the year ended December 31, 2005 with the results of operations of Keller Group, Incorporated for the year ended December 31, 2005.

				Pro Forma Adjustments
				Deduct:		Add:
	National	Keller		Nonrecurring		Additional		Pro Forma
	Dentex	Group	Combined	Charges		Charges		Results
Net Sales	$135,842,674	$16,943,648	$152,786,322	$		$		$152,786,322

Cost of goods sold	78,380,380	9,934,453	88,314,833			37,210	(4)	88,352,043

Gross profit	57,462,294	7,009,195	64,471,489			(37,210)		64,434,279

Selling, general and administrative expenses	44,728,227	6,267,078	50,995,305	(565,141	) (1)	207,569	(4,5)	50,637,733

Operating income	12,734,067	742,117	13,476,184	565,141		(244,779)		13,796,546

Other income (expense)	(646,436)	10,066	(636,370)					(636,370)

Interest income (expense)	(665,108)	(142,453)	(807,561)	132,311	(2)	(1,397,300	) (6)	(2,072,550)

Income before provision for income taxes	11,422,523	609,730	12,032,253	697,452		(1,642,079)		11,087,626

Provision for income taxes	4,333,705	—	4,333,705	265,032	(3)	(623,990	) (3)	3,974,747

Net income	7,088,818	609,730	7,698,548	432,420		(1,018,089)		7,112,879

Unrealized gain on securities available for sale	—	—	—	—		—		—

Comprehensive income	$7,088,818	$609,730	$7,698,548	$432,420		$(1,018,089)		$7,112,879

Net income per share:
Basic			$1.44					$1.33
Diluted			$1.37					$1.27
Weighted average shares O/S:
Basic			5,333,597					5,333,597
Diluted			5,601,441					5,601,441

NATIONAL DENTEX CORPORATION
UNAUDITED PRO FORMA STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
The following unaudited pro forma statement of income for the nine months ended September 30, 2005 has been prepared in accordance with principles generally accepted in the United States to give effect to the October 5, 2006 acquisition of Keller Group, Incorporated as if the transaction occurred on January 1, 2005. The pro forma statement of income combines the results of operations of National Dentex Corporation for the nine months ended September 30, 2005 with the results of operations of Keller Group, Incorporated for the nine months ended September 30, 2005.

				Pro Forma Adjustments
				Deduct:		Add:
	National	Keller		Nonrecurring		Additional		Pro Forma
	Dentex	Group	Combined	Charges		Charges		Results
Net Sales	$101,504,126	$12,486,775	$113,990,901	$		$		$113,990,901

Cost of goods sold	58,054,516	5,511,604	63,566,120			27,908	(4)	63,594,028

Gross profit	43,449,610	6,975,171	50,424,781			(27,908)		50,396,873

Selling, general and administrative expenses	33,129,867	6,493,502	39,623,369	(423,856	) (1)	155,678	(4,5)	39,355,191

Operating income	10,319,743	481,669	10,801,412	423,856		(183,586)		11,041,682

Other income (expense)	(362,434)	(95,375)	(457,809)					(457,809)

Interest income (expense)	(539,711)	10,274	(529,437)	99,233	(2)	(1,047,975	) (6)	(1,478,179)

Income before provision for income taxes	9,417,598	396,568	9,814,166	523,089		(1,231,561)		9,105,694

Provision for income taxes	3,672,863	—	3,672,863	198,774	(3)	(467,993	) (3)	3,403,644

Net income	5,744,735	396,568	6,141,303	324,315		(763,568)		5,702,050

Unrealized gain on securities available for sale	—	—	—	—		—		—

Comprehensive income	$5,744,735	$396,568	$6,141,303	$324,315		$(763,568)		$5,702,050

Net income per share:
Basic			$1.16					$1.07
Diluted			$1.10					$1.02
Weighted average shares O/S:
Basic			5,309,621					5,309,621
Diluted			5,563,621					5,563,621

NATIONAL DENTEX CORPORATION
UNAUDITED PRO FORMA STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
The following unaudited pro forma statement of income for the nine months ended September 30, 2006 has been prepared in accordance with principles generally accepted in the United States to give effect to the October 5, 2006 acquisition of Keller Group, Incorporated as if the transaction occurred on January 1, 2006. The pro forma statement of income combines the results of operations of National Dentex Corporation for the nine months ended September 30, 2006 with the results of operations of Keller Group, Incorporated for the nine months ended September 30, 2006.

				Pro Forma Adjustments
				Deduct:		Add:
	National	Keller		Nonrecurring		Additional		Pro Forma
	Dentex	Group	Combined	Charges		Charges		Results
Net Sales	$109,518,333	$14,257,357	$123,775,690	$		$		$123,775,690

Cost of goods sold	63,830,584	5,734,202	69,564,786			27,908	(4)	69,592,694

Gross profit	45,687,749	8,523,155	54,210,904			(27,908)		54,182,996

Selling, general and administrative expenses	35,456,377	7,853,503	43,309,880	(423,856	) (1)	155,678	(4,5)	43,041,702

Operating income	10,231,372	669,652	10,901,024	423,856		(183,586)		11,141,294

Other income (expense)	(595,623)	(103,350)	(698,973)					(698,973)

Interest income (expense)	(848,401)	(168,965)	(1,017,366)	99,233	(2)	(1,047,975	) (6)	(1,966,108)

Income before provision for income taxes	8,787,348	397,337	9,184,685	523,089		(1,231,561)		8,476,213

Provision for income taxes	3,392,982	—	3,392,982	198,774	(3)	(467,993	) (3)	3,123,763

Net income	5,394,366	397,337	5,791,703	324,315		(763,568)		5,352,450

Unrealized gain on securities available for sale	—	—	—	—		—		—

Comprehensive income	$5,394,366	$397,337	$5,791,703	$324,315		$(763,568)		$5,352,450

Net income per share:
Basic			$1.06					$.98
Diluted			$1.01					$.93
Weighted average shares O/S:
Basic			5,476,887					5,476,887
Diluted			5,751,980					5,751,980

National Dentex Corporation
Notes to Unaudited Pro Forma Statements of Income

(1)	To eliminate estimated non recurring expenses including labor and related benefits, professional fees and travel expenses.

(2)	To eliminate interest expense.

(3)	Represents the tax effects of the above adjustments at the marginal tax rate of 38%.

(4)	To reflect the estimated increase in depreciation arising from fair market value adjustments to Keller’s property, plant and equipment:

			Nine Months	Nine Months
	Expected	Year Ended	Ended	Ended
	Useful	December	September	September
	Lives	2005	2005	2006
Cost of Goods Sold:
Leasehold Improvements	6	9,234	6,926	6,926
Laboratory Equipment	3	19,176	14,382	14,382
Machinery and Equipment	6	8,800	6,600	6,600

Total		$37,210	$27,908	$27,908

Selling, General and Administrative:
Computer Software	3	$(3,466)	$(2,599)	$(2,599)
Computer Hardware	3	393	295	295
Furniture & Fixtures	3	(2,290)	(1,717)	(1,717)
Capital Leases	2	(3,735)	(2,801)	(2,801)

Total		$(9,098)	$(6,822)	$(6.822)

(5)	To reflect the estimated increase in amortization of identifiable intangible assets:

		Nine Months	Nine Months
	Year Ended	Ended	Ended
	December	September	September
	2005	2005	2006
Non Competes	$50,000	$37,500	$37,500
Customer Relationships	166,667	125,000	125,000

	$216,667	$162,500	$162,500

(6)	To record incremental interest expense associated with the debt financing used to pay for a portion of the acquisition of Keller Group, Inc. The interest rate is variable and is determined based upon LIBOR for the applicable borrowing period plus an applicable margin. For purposes of determining the adjustment to interest expense in the unaudited pro forma combined statements of income, the LIBOR rate at the date of acquisition of 5.37% was used with a margin of 1.75%, resulting in an interest rate of 7.12%. A change of 1/4 percent in the interest rate would result in approximately an additional $49,000 in interest before tax on an annual basis and $30,400 net of tax.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL DENTEX CORPORATION
(Registrant)

December 22, 2006

	By:	/s/ Richard F. Becker, Jr.
Richard F. Becker, Jr.
Executive Vice President, Treasurer and Chief Financial Officer